Exhibit 10.5(b)
DEMAND COGNOVIT NOTE
(“Note”)
$49,360.65
Mentor, Ohio
August 6, 2008
     FOR VALUE RECEIVED, the undersigned BRAINARD GAS, CORP., an Ohio corporation (hereinafter the “Maker”) promises to pay to the order of RICHARD M. OSBORNE, his successors and assigns (hereinafter the “Holder”), the principal sum of Forty-Nine Thousand Three Hundred Sixty and 65/100 Dollars ($49,360.65), together with interest at the “prime rate” as announced, published and adjusted from time to time by Key Bank, NA, or any successors thereto, it being agreed that any change in the prime rate shall result in the immediate and corresponding change in the interest rate applicable hereto.
     Principal and interest shall be due and payable at 8500 Station Street, Suite 113, Mentor, Ohio, 44060.
     The indebtedness as evidenced by this Note shall be payable by Maker upon the written demand of Holder. Notwithstanding the foregoing, the undersigned may prepay in whole or in part, without premium or penalty, the outstanding indebtedness by the Note.
     In the event that any payment of principal interest due hereunder is not paid within ten (10) days of the date of Holder’s written demand therefore, the Holder may declare the entire debt due and payable hereunder without further notice.
     The Make waives demand, presentment for payment, protest, notice of protest and of non-payment, and any and all lack of diligence or delays in collection or enforcement of this Note.
     The undersigned agrees to pay to the Holder hereof all costs of collection of the indebtedness evidenced hereby, including without in any way intending to limit the generality of the foregoing, reasonable attorney fees incurred in connection with such collection proceedings.
     The Maker further authorizes any attorney at law to appear in any court of record in Cuyahoga and/or Lake County, Ohio or in any other county where the Maker may reside or do business, after the indebtedness evidenced hereby becomes due by acceleration or otherwise, and waive the issuing and service of process, and confess a personal judgment against the Maker in favor of the Holder hereof for the amount then appearing due, together with the costs of suit and thereupon to release all errors and waive all rights of appeal, and stay of execution. This warrant of attorney to confess judgment shall remain in full force and effect so long as any portion of the indebtedness evidenced hereby remains unpaid, and any confession of judgment and subsequent vacation thereof shall not constitute termination of this warrant of attorney to confess judgment.

     This Note is to be construed and enforced according to and governed by the laws of the State of Ohio.
     If any provision of this Note, or any covenant, stipulation, obligation, agreement, act, or action, or part thereof made, assumed or entered into, or taken pursuant hereto or in connection herewith shall be adjudged illegal or invalid, such illegality or invalidity shall not affect any other provision or any other covenant, stipulation, obligation, agreement, act, or action, or part thereof, made, assumed, entered into, or taken, each of which shall be construed and enforced as if such illegal or invalid portion were not contained herein. Such illegality or invalidity or any application thereof shall not affect any legal and valid application thereof, and each such provision, covenant, stipulation, obligation, agreement, act, or action, or part shall be deemed to be effective, operative, made entered into, or taken in the manner and to the full extent permitted by law.
     WARNING BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHTTO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARD- LESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

Witnessed by:	BRAINARD GAS CORP.
	By:	/s/ Thomas J. Smith
		Name:	Print Thomas J. Smith
Its: President

Osborne/Northeast/Sale of NEO/Demand Cognovit Note